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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Inference Corporation Employee Stock Purchase Plan of our report dated February 23, 1996, with respect to the consolidated financial statements of Inference Corporation included in its Annual Report (Form 10-K) for the year ended January 31, 1996, filed with the Securities and Exchange Commission.


                                                          ERNST & YOUNG LLP

San Francisco, California
July 16, 1996


                                    23.1-1